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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Filed pursuant to Section 13 or 15(d) of


                       THE SECURITIES EXCHANGE ACT OF 1934


                         July 26, 1999 (July 19, 1999)
                        --------------------------------
               (Date of Report (Date of earliest event reported))


                               OLSTEN CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                                    1-8279
                           ------------------------
                            (Commission File Number)


                                  13-2610512
                       ---------------------------------
                        (IRS Employer Identification No.)



                              175 Broad Hollow Road
                          Melville, New York 11747-8905
                   -----------------------------------------
                    (Address of principal executive offices)


                               (516) 844-7800
            ----------------------------------------------------
            (Registrant's telephone number, including area code)











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ITEM 5.     OTHER EVENTS
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            Registrant released the press release attached hereto as
            Exhibit 99.1 on July 19, 1999.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
-------     ---------------------------------


            (c)  Exhibits

                 Exhibit 99.1 -- Press release dated July 19, 1999.

                 Exhibit 99.2 -- Settlement Agreement effective July 19, 1999.

                 Exhibit 99.3 -- Corporate Integrity Agreement effective
                                 July 19, 1999.

                 Exhibit 99.4 -- Plea Agreement effective July 19, 1999.





































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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           OLSTEN CORPORATION
                                              (REGISTRANT)


Date:  July 26, 1999                      By:/s/ Laurin L. Laderoute, Jr.
                                              ----------------------------
                                              Laurin L. Laderoute, Jr.
                                              Vice President